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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2000 (June 29, 2000)

ILLINI CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-13343 (Commission File Number)	37-1135429 (IRS Employer Identification No.)

3200 West Iles Avenue, Springfield, Illinois 62707
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 217-787-5111

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

    On June 29, 2000, the Board of Directors of Illini Corporation (the "Company") amended and restated the Company's Bylaws.

    A copy of the Amended and Restated Bylaws of the Company is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

Exhibit 99    Amended and Restated Bylaws of Illini Corporation

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION
Dated: July 20, 2000	By:	/s/ BURNARD K. MCHONE Burnard K. McHone President

EXHIBIT INDEX

Exhibit Number	Description
99	Amended and Restated Bylaws of Illini Corporation

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SIGNATURES
EXHIBIT INDEX